UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2019
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Audentes Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37833	46-1606174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, 17th Floor San Francisco, CA 94108		94108
(Address of Principal Executive Offices)		(Zip Code)
Registrant's Phone Number, including Area Code: (415) 818-1001
Not Applicable
(Former Name of Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.00001 per share	BOLD	The Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Form 8-K filed by the Audentes Therapeutics, Inc. (the “Company”) on May 29, 2019, the Company disclosed that on May 23, 2019, it was determined that Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM, Senior Vice President and Chief Medical Officer of the Company, would depart from the Company, effective June 30, 2019.
In connection with Dr. Prasad’s departure, the Company and Dr. Prasad entered into a separation agreement (the "Prasad Separation Agreement") setting forth the terms of Dr. Prasad’s separation from the Company. Pursuant to the Prasad Separation Agreement, Dr. Prasad will receive severance payments and benefits consistent with his employment agreement, including (1) a lump sum cash payment of $327,750, which is equal to nine months of Dr. Prasad’s annual base salary, to be paid on or before August 30, 2019, (2) a lump sum cash payment of $131,100, which is equal to 75% of Dr. Prasad’s target bonus for the 2019 fiscal year, to be paid when annual bonuses are otherwise paid to active employees, but no later than March 15, 2020 and (3) reimbursement for any monthly COBRA premium payments for 12 months, subject to certain limitations. In addition, in consideration for his services, all stock options held by Dr. Prasad outstanding and vested as of his separation date will be exercisable until June 30, 2020. The Prasad Separation Agreement also includes a general release in favor of the Company. The foregoing description of the Prasad Separation Agreement is qualified in its entirety by reference to the text of the Prasad Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Audentes Therapeutics, Inc.
Date: June 28, 2019	By:	/s/ Mark Meltz
Mark Meltz
Senior Vice President, General Counsel